UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

ATI Physical Therapy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39439	85-1408039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

790 Remington Boulevard
Bolingbrook, Illinois 60440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (630) 296-2223

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ATIP	N/A1

Redeemable Warrants, exercisable for Class A Common Stock at an exercise price of $575.00 per share	ATIPW	N/A2

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 On December 3, 2024, the New York Stock Exchange (the “NYSE”) delisted from trading the Class A Common Stock (the “Common Stock”).  Further, on December 4, 2024, the NYSE filed a Form 25 to deregister the Common Stock, which form will be effective on March 4, 2025. The Common Stock currently trades on the OTC Pink Sheets under the ticker “ATIP.”

2 The warrants currently trade on the OTC Pink Sheets under the ticker “ATIPW.”

Item 1.01	Entry into a Material Definitive Agreement

(a) Third Amendment to Note Purchase Agreement

On April 17, 2023, ATI Physical Therapy, Inc. (the “Company”) entered into a Note Purchase Agreement, by and among the Company, Wilco Holdco, Inc. (“Wilco”), Wilco Intermediate Holdings, Inc. (“Holdings”), ATI Holdings Acquisition, Inc. (“Opco”), the purchasers from time to time party thereto (the “Purchasers”) and Wilmington Savings Fund Society, FSB, as purchaser representative (the “Purchaser Representative”) (as amended by that certain First Amendment to Note Purchase Agreement, dated as of June 15, 2023 and Second Amendment to Note Purchase Agreement, dated as of October 2, 2024, the “Original Note Purchase Agreement”), pursuant to which the Company issued to certain Purchasers (a) second lien PIK convertible notes in an aggregate principal amount of $103,243,302.02 and (b) second lien delayed draw PIK notes in an aggregate principal amount of $41,500,000.00.

On December 12, 2024 (the “Amendment Closing Date”), the Company, Wilco, Holdings, Opco, the subsidiary guarantors party thereto, the Purchasers party thereto and the other purchasers party thereto (in such capacity, the “Third Amendment Purchasers”) and the Purchaser Representative, entered into the Third Amendment to Note Purchase Agreement (the “Note Purchase Agreement Amendment,” and together with the Original Note Purchase Agreement, the “Note Purchase Agreement”), pursuant to which, among other things, the Company agreed to issue to the Third Amendment Purchasers new second lien PIK notes in the aggregate principal amount of up to $6,000,000 (the “Third Amendment Notes”).

Pursuant to the terms of the Escrow Agreement, dated as of December 12, 2024 (the “Escrow Agreement”), each Third Amendment Purchaser will fund into escrow an amount up to such Third Amendment Purchaser’s Third Amendment Notes commitment to be held in escrow until the satisfaction or waiver of the Tender Offer Conditions (as defined in the Escrow Agreement) and the agreement by the Company or its applicable affiliate to accept the Shares (as defined in the Escrow Agreement) (collectively, the “Escrow Release Conditions”). If the Escrow Release Conditions are not satisfied, the deposited funds held in escrow will be returned to each Third Amendment Purchaser and the Company will pay each Third Amendment Purchaser a termination fee equal to the amount of accrued interest that would otherwise have been payable on the Third Amendment Notes on such date.

If issued, the Third Amendment Notes will mature on August 24, 2028 and will bear interest (x) for the period commencing on the Pre-Funding Date (as defined in the Note Purchase Agreement) and ending on the date that is 180 days after the Pre-Funding Date, at a rate per annum equal to 12% and (y) for the period commencing after the date that is 180 days after the Pre-Funding Date, at a rate per annum equal to 17%, payable quarterly in-kind in the form of additional Third Amendment Notes by capitalizing the amount of such interest on the outstanding principal balance of the Third Amendment Notes in arrears on each interest payment date. The Third Amendment Notes are not convertible into the Company’s Common Stock.

(b) Amendment No. 3 to Credit Agreement

On April 24, 2022, the Company entered into a Credit Agreement, by and among Holdings, Opco, the lenders from time to time party thereto (the “Lenders”), HPS Investment Partners, LLC, as lender representative (the “Lender Representative”) and Barclays Bank plc, as administrative agent (the “Administrative Agent”) (as amended by Amendment No. 1 to Credit Agreement, dated as of March 30, 2022, Amendment No. 2 to Credit Agreement, dated as of April 17, 2023 and Consent Agreement to Amendment No. 2 to Credit Agreement, dated as of June 15, 2023, the “Original Credit Agreement”), pursuant to which the Lenders extended to Opco (a) senior secured term loans in an aggregate principal amount of $500,000,000.00 and (b) revolving credit commitments in an aggregate amount of $50,000,000.00.

On the Amendment Closing Date, the Company, Wilco, Holdings, Opco, the subsidiary guarantors party thereto, the Lenders party thereto, the Lender Representative and the Administrative Agent, entered into the Amendment No. 3 to the Credit Agreement and Amendment No. 1 to Parent Loan Guaranty (the “Credit Agreement Amendment” and together with the Original Credit Agreement, the “Credit Agreement”), pursuant to which the Lenders party thereto and the Company agreed to make certain amendments to the Credit Agreement to allow for, among other things, entry into the Escrow Agreement and Note Purchase Agreement Amendment and to allow for the issuance of a tender offer statement and the transactions contemplated thereby.

(c) First Certificate of Amendment to First A&R Certificate of Designation

On February 23, 2022, the Company adopted that certain Certificate of Designation of Series A Senior Preferred Stock of the Company filed in the office of the Secretary of State of Delaware on February 24, 2022 (the “Certificate of Designation”), for purposes of issuing shares of preferred stock, with a par value of $0.0001 per share, designated as a series known as “Series A Senior Preferred Stock,” with each such share having voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, and the qualification, limitations and restrictions, as set forth in the Certificate of Designation. On April 16, 2023, the Company adopted that certain First Amended and Restated Certificate of Designation of Series A Senior Preferred Stock of the Issuer filed in the office of the Secretary of State of Delaware on June 15, 2023 (the “First A&R Certificate of Designation”).

On the Amendment Closing Date, the amendments to the First A&R Certificate of Designation set forth in that certain First Certificate of Amendment to First A&R Certificate of Designation (the “Certificate of Designation Amendment”) were adopted.  The Certificate of Designation Amendment, among other things, allows for the issuance of a tender offer statement and the transactions contemplated thereby.

* * *

The foregoing descriptions of the Certificate of Designation Amendment, Note Purchase Agreement Amendment, Third Amendment Notes, Escrow Agreement, and Credit Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the Certificate of Designation Amendment, Note Purchase Agreement Amendment, Form of Third Amendment Notes, Escrow Agreement and Credit Agreement Amendment, which are filed as Exhibits 3.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this Item 2.03 is set forth under Item 1.01 above and is hereby incorporated by reference in response to this Item.

Item 3.03	Material Modification to Rights of Security Holders

The information required by this Item 3.03 is set forth under Item 1.01 above and is hereby incorporated by reference in response to this Item.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information required by this Item 5.03 is set forth under Item 1.01 above and is hereby incorporated by reference in response to this Item.

* * *

Cautionary Note Concerning Forward-Looking Statements

All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements within the meaning of applicable securities laws and regulations. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on the Company’s current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company’s control, that could cause actual results to differ materially and adversely from any of these forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties, including the following:

•	the Company’s liquidity position raises substantial doubt about its ability to continue as a going concern;

•
risks associated with liquidity and capital markets, including the Company’s ability to generate sufficient cash flows, together with cash on hand, to run its business, cover liquidity and capital requirements and resolve substantial doubt about the Company’s ability to continue as a going concern;

•	the Company’s ability to meet financial covenants as required by its Credit Agreement, as amended;

•
risks related to outstanding indebtedness and preferred stock, rising interest rates and potential increases in borrowing costs, compliance with associated covenants and provisions and the potential need to seek additional or alternative debt or capital financing in the future;

•	risks related to the Company’s ability to access additional financing or alternative options when needed;

•
the Company’s dependence upon governmental and third-party private payors for reimbursement and that decreases in reimbursement rates, renegotiation or termination of payor contracts, billing disputes with third-party payors or unfavorable changes in payor, state and service mix may adversely affect the Company’s financial results;

•	federal and state governments’ continued efforts to contain growth in Medicaid expenditures, which could adversely affect the Company’s revenue and profitability;

•	payments that the Company receives from Medicare and Medicaid being subject to potential retroactive reduction;

•	changes in Medicare rules and guidelines and reimbursement or failure of the Company’s clinics to maintain their Medicare certification and/or enrollment status;

•	compliance with federal and state laws and regulations relating to the privacy of individually identifiable patient information, and associated fines and penalties for failure to comply;

•
risks associated with public health crises, epidemics and pandemics, as was the case with the novel strain of COVID-19, and their direct and indirect impacts or lingering effects on the business, which could lead to a decline in visit volumes and referrals;

•
the Company’s inability to compete effectively in a competitive industry, subject to rapid technological change and cost inflation, including competition that could impact the effectiveness of the Company’s strategies to improve patient referrals and the Company’s ability to identify, recruit, hire and retain skilled physical therapists;

•	the Company’s inability to maintain high levels of service and patient satisfaction;

•	risks associated with the locations of the Company’s clinics, including the economies in which the Company operates and the potential need to close clinics and incur closure costs;

•	the Company’s dependence upon the cultivation and maintenance of relationships with customers, suppliers, physicians and other referral sources;

•	the severity of climate change or the weather and natural disasters that can occur in the regions of the U.S. in which the Company operates, which could cause disruption to its business;

•	risks associated with future acquisitions, divestitures and other business initiatives, which may use significant resources, may be unsuccessful and could expose the Company to unforeseen liabilities;

•	risks associated with the Company’s ability to secure renewals of current suppliers and other material agreements that the Company currently depends upon for business operations;

•
failure of third-party vendors, including customer service, technical and information technology (“IT”) support providers and other outsourced professional service providers to adequately address customers’ requests and meet Company requirements;

•	risks associated with the Company’s reliance on IT infrastructure in critical areas of its operations including, but not limited to, cyber and other security threats;

•
a security breach of the Company’s IT systems or its third-party vendors’ IT systems may subject the Company to potential legal action and reputational harm and may result in a violation of the Health Insurance Portability and Accountability Act of 1996 or the Health Information Technology for Economic and Clinical Health Act;

•
maintaining clients for which the Company performs management and other services, as a breach or termination of those contractual arrangements by such clients could cause operating results to be less than expected;

•
the Company’s failure to maintain financial controls and processes over billing and collections or disputes with third-party private payors could have a significant negative impact on the Company’s financial condition and results of operations;

•	the Company’s operations are subject to extensive regulation and macroeconomic uncertainty;

•	the Company’s ability to meet revenue and earnings expectations;

•	risks associated with applicable state laws regarding fee-splitting and professional corporation laws;

•
inspections, reviews, audits and investigations under federal and state government programs and third-party private payor contracts that could have adverse findings that may negatively affect the Company’s business, including its results of operations, liquidity, financial condition and reputation;

•	changes in or the Company’s failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis;

•	the Company’s ability to maintain necessary insurance coverage at competitive rates;

•
the outcome of any legal and regulatory matters, proceedings or investigations instituted against the Company or any of its directors or officers, and whether insurance coverage will be available and/or adequate to cover such matters or proceedings;

•	general economic conditions, including but not limited to inflationary and recessionary periods;

•
the Company’s facilities face competition for experienced physical therapists and other clinical providers that may increase labor costs, result in elevated levels of contract labor and reduce profitability;

•
risks associated with the Company’s ability to attract and retain talented executives and employees amidst the impact of unfavorable labor market dynamics, wage inflation and recent reduction in value of the Company’s share-based compensation incentives, including potential failure of steps being taken to reduce attrition of physical therapists and increase hiring of physical therapists;

•
risks resulting from the 2L Notes, IPO Warrants, Earnout Shares and Vesting Shares being accounted for as liabilities at fair value and the changes in fair value affecting the Company’s financial results;

•	further impairments of goodwill and other intangible assets, which represent a significant portion of the Company’s total assets, especially in view of the Company’s recent market valuation;

•	the Company’s inability to maintain effective internal control over financial reporting;

•	risks related to dilution of Common Stock ownership interests and voting interests as a result of the issuance of 2L Notes and Series B Preferred Stock;

•	costs related to operating as a public company; and

•	the impact of the delisting of the Common Stock from the NYSE.

If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Investors should also review those factors discussed in the Company’ Form 10-K for the fiscal year ended December 31, 2023 and more recently filed Form 10-Qs under the heading “Risk Factors,” and other documents filed, or to be filed, by the Company with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on the business of the Company or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. Readers should not place undue reliance on forward-looking statements. The Company undertakes no obligations to publicly update or revise any forward-looking statements after the date they are made or to reflect the occurrence of unanticipated events, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements of belief and similar statements reflect the beliefs and opinions of the Company on the relevant subject. These statements are based upon information available to the Company, as applicable, as of the date of this communication, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

3.1	First Certificate of Amendment to First Amended and Restated Certificate of Designation of Series A Senior Preferred Stock of ATI Physical Therapy, Inc., dated December 17, 2024.

10.1
Third Amendment to Note Purchase Agreement, dated December 12, 2024, by and among the Company, Wilco, Holdings, Opco, the subsidiary guarantors party thereto, the Purchaser Representative, and the Third Amendment Purchasers party thereto.

10.2	Form of Third Amendment Notes (included in Exhibit 10.1).

10.3*	Escrow Agreement, dated as of December 12, 2024, by and among the Company, the Third Amendment Purchasers, and Computershare Trust Company, N.A.

10.4
Amendment No. 3 to the Credit Agreement and Amendment No. 1 to Parent Loan Guaranty, dated December 12, 2024, by and among the Company, Wilco, Holdings, Opco, the subsidiary guarantors party thereto, the Lenders party thereto, the Lender Representative and the Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2024	ATI PHYSICAL THERAPY, INC.

	By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Chief Financial Officer